UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2015

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 12, 2015, Neuralstem, Inc. (“Company”) presented data from the Phase II trial of NSI-566 spinal cord-derived neural stem cells for the treatment of amyotrophic lateral sclerosis (ALS) at the Barclays Global Health Care Conference in Miami, Florida. The clinical trial met primary safety endpoints and established a maximum tolerated dose of 16 million cells delivered in 40 injections. Additionally, secondary efficacy endpoints such as the ALSFRS (a standard clinical test to evaluate functional status of ALS patients) and grip strength at nine months post-surgery were also evaluated. A copy of the slides presented at the conference is attached to this report as Exhibit 99.01. The slides can also be viewed on the Company’s website at www.neuralstem.com. An audio copy of the presentation is also available on the Company’s website.

The information contained in this Item 7.01 to this Current Report on Form 8-K and the exhibit attached hereto pertaining to this item shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in the exhibits to this Form 8-K relating to this item 7.01 shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01	Other Events.

On March 12, 2015, the Company announced that top line data from the Phase II trial of NSI-566 spinal cord-derived neural stem cells for the treatment of amyotrophic lateral sclerosis (ALS) at the Barclays Global Health Care Conference in Miami, Florida. The clinical trial met primary safety endpoints and established a maximum tolerated dose of 16 million cells delivered in 40 injections. Additionally, secondary efficacy endpoints such as the ALSFRS (a standard clinical test to evaluate functional status of ALS patients) and grip strength at nine months post-surgery were also evaluated. A copy of the press release is attached to this report as Exhibit 99.02

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.01	Slides presented on March 12, 2015
99.02	Press Release dated March 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2015

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Slides presented on March 12, 2015
99.02	Press Release dated March 12, 2015